Exhibit 10.36(b)

EXCHANGE AGREEMENT

Exchange Agreement (the “Exchange Agreement”) dated this __ day of June, 2021 by and between Leisure Acquisition Corp. (the “Company”) and [ ] (the “Warrantholder”)

WHEREAS, the Warrantholder is the holder of Private Placement Warrants (as defined in the Warrant Agreement dated as of December 1, 2017 between the Company and Continental Stock Transfer and Trust Company (the “Warrant Agreement’)) and/or other private warrants issued or which will be issued by the Company at or prior to the consummation of the business combination by Ensysce Biosciences, Inc. which have the same terms and conditions as the Private Placement Warrants issued pursuant to the Warrant Agreement (collectively, the “Old Private Warrants”);

WHEREAS, the Warrantholder desires to exchange all of its Old Private Warrants for newly issued Warrants in the form of the warrant certificate (the “Warrant Certificate”) attached hereto as Exhibit A (the “New Private Warrants”) which shall have the same terms and conditions as the Private Placement Warrants issued pursuant to the Warrant Agreement, except that the holder may not transfer, assign or sell (a “Transfer”) the New Private Warrant, except for a Transfer to a “Permitted Transferee” (as defined in the Warrant Agreement), to the extent permitted by the proviso to Section 2.6 of the Warrant Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Subject to the terms and conditions of this Agreement, simultaneously herewith, the Company shall issue to Warrantholder, and Warrantholder agrees to accept from the Company, New Private Warrants in exchange for, on a one-for-one basis, all of the Old Private Warrants held by the Warrantholder, in each case as set forth on such Warrantholder’s signature page to this Agreement. Warrantholder hereby agrees that, upon receipt by Warrantholder of its New Private Warrants in accordance with this Agreement, the Old Private Warrants previously held by Warrantholder shall be deemed cancelled in connection therewith.

2.       The Warrantholder hereby agrees to be bound by the transfer restrictions contained in Section 2 of the Warrant Agreement, as modified by the terms of the Warrant Certificate. The Warrantholder agrees that, in accordance with the Warrant Agreement, as a condition to any Transfer to a Permitted Transferee, the Permitted Transferee is required to agree to be bound by the transfer restrictions in the Warrant Agreement, as modified by the Warrant Certificate.

3.       The New Private Warrants shall be subject to the terms and conditions of the Warrant Agreement as if issued thereunder and governed thereby, other than as expressly modified pursuant to the Warrant Certificate in the manner contemplated herein.

4.       The validity, interpretation, and performance of this Exchange Agreement and of the New Private Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

5.       This Exchange Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to each other party.

6.       This Exchange Agreement shall be binding upon and inure to the benefit of the Company and the Warrantholder and their respective successors and assigns.

7.        Notwithstanding anything herein to the contrary, the Warrantholder hereby irrevocably waives any and all right, title, interest, causes of action and claims of any kind or nature whatsoever (each, a “Claim”) in or to, and any and all right to seek payment of any amounts due to it out of, the trust account established for the benefit of the public stockholders of the Company and into which substantially all of the proceeds of the Company’s initial public offering were deposited (the “Trust Account”), and hereby irrevocably waives any Claim it presently has or may have in the future as a result of, or arising out of, this Exchange Agreement which Claim would reduce, encumber or otherwise adversely affect the Trust Account or any monies or other assets in the Trust Account, and further agrees not to seek recourse, reimbursement, payment or satisfaction of any Claim against the Trust Account or any monies or other assets in the Trust Account for any reason whatsoever.

8.       Warrantholder agrees that any conversion warrants issued pursuant to the promissory notes issued pursuant to the Expense Advancement Agreement will be in the form of the New Private Warrants.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed as of the date first above written.

LEISURE ACQUISITION CORP.

By
	Name:	George Peng
	Title:	Chief Financial Officer

[ ]

Number of Old Private Warrants: [ ]	By
Number of New Private Warrants: [ ]	Name:
Title:

EXHIBIT A

[Form of Warrant Certificate]

[FACE]

Warrants

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO
THE EXPIRATION DATE (AS DEFINED BELOW)
LEISURE ACQUISITION CORP.

Incorporated Under the Laws of the State of Delaware

Warrant Certificate

This Warrant Certificate certifies that [ ], or assigns, is the holder of [ ] warrant(s) evidenced hereby (the “Warrants” and each, a “Warrant”) to purchase shares of common stock, par value $0.0001 per share (the “Common Stock”), of Leisure Acquisition Corp., a Delaware corporation (the “Company”), on the terms set forth herein. Each Warrant entitles the holder, upon exercise during the period set forth below, to receive from the Company that number of fully paid and non-assessable shares of Common Stock as set forth below, at the exercise price (the “Exercise Price”) determined as set forth below, payable in lawful money (or through “cashless exercise” as provided for in the Warrant Agreement (as defined below)) of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Company or of a warrant agent selected by the Company (the Company acting as warrant agent or such warrant agent being referred to as the “Warrant Agent”).

The Warrants shall have the same terms and conditions as the Private Placement Warrants issued pursuant to the Warrant Agreement dated as of December 1, 2017 between the Company and Continental Stock Transfer and Trust Company (the “Warrant Agreement”), except that the holder may not transfer, assign or sell (a “Transfer”) the Warrants, except for a Transfer to a “Permitted Transferee” (as defined in the Warrant Agreement), to the extent permitted by the proviso to Section 2.6 of the Warrant Agreement. Accordingly, subject to the exception in the prior sentence, while the Warrants are not issued under the Warrant Agreement and the holder is not a Registered Holder under the Warrant Agreement, the terms and conditions of the Warrant Agreement applicable to the Private Placement Warrants shall apply to the Warrants as if issued thereunder and governed thereby. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

For avoidance of doubt, the foregoing transfer restrictions are applicable to transfers of the Warrants, but upon exercise of the Warrants, the foregoing transfer restrictions are not applicable to the shares of Common Stock received by the holder(s) of the Warrants upon such exercise.

Each Warrant is initially exercisable for one fully paid and non-assessable share of Common Stock. The number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

The initial Exercise Price per share of Common Stock for any Warrant is equal to $11.50 per share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such period, the Warrants shall become void. The “Exercise Period” shall be the period commencing on the date that is thirty (30) days after the first date on which the Company completes a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”), and terminating at 5:00 p.m., New York City time on the earlier to occur of: (x) the date that is five (5) years after the date on which the Company completes its Business Combination, or (y) the liquidation of the Company, or if the Company fails to consummate a Business Combination (the “Expiration Date”).

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless signed by the Company.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof.

Date:

LEISURE ACQUISITION CORP.

By:
Name:
Title:

The holder hereby accepts the Warrants and agrees to be bound by the transfer restrictions contained in Section 2 of the Warrant Agreement, as modified by the terms of this Warrant Certificate. The holder agrees that, in accordance with the Warrant Agreement, as a condition to any Transfer to a Permitted Transferee, the Permitted Transferee is required to agree to be bound by the transfer restrictions in the Warrant Agreement, as modified by this Warrant Certificate.

By:
Name:
Title:

[Form of Warrant Certificate]

[Reverse]

The Warrants evidenced by this Warrant Certificate shall have the same terms and conditions as the Private Placement Warrants issued pursuant to the Warrant Agreement as if issued thereunder and governed thereby, except as otherwise set forth in this Warrant Certificate, and the Warrant Agreement is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities of the Company, the Warrant Agent and the holder of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the shares of Common Stock to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the shares of Common Stock is current, except through “cashless exercise” as provided for in the Warrant Agreement. For avoidance of doubt, the provisions of Section 7.4.1 of the Warrant Agreement (other than those provisions that expressly apply only to the Public Warrants and not any other Warrants) shall apply to the Warrants evidenced hereby.

The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round down to the nearest whole number of shares of Common Stock to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the office of the Warrant Agent by the holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Leisure Acquisition Corp. (the “Company”) in the amount of $ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of                 , whose address is                         and that such shares of Common Stock be delivered to                        , whose address is                          . If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of                   , whose address is                           , and that such Warrant Certificate be delivered to                             , whose address is                              .

In the event that the Warrant has been called for redemption by the Company pursuant to the terms of Section 6 of the Warrant Agreement and the Company has required cashless exercise pursuant to the terms of Section 6.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of , whose address is , and that such Warrant Certificate be delivered to , whose address is .

Date: __________, 20__	(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).

EXHIBIT B

LEGEND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED EXCEPT TO A PERMITTED TRANSFEREE (AS DEFINED IN SECTION 2 OF THE WARRANT AGREEMENT) WHO AGREES IN WRITING WITH THE COMPANY TO BE SUBJECT TO SUCH TRANSFER PROVISIONS.